UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2005

PartnerRe Ltd.
(Exact Name of Registrant as specified in its Charter)

Bermuda
(State or other jurisdiction of incorporation)

0-2253		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01.  Entry into a Material Definitive Agreement.

     As previously reported on October 26, 2005, PartnerRe Ltd. has entered into a Loan Agreement and a Forward Sale Agreement, which are filed hereto as exhibits 10.1 and 10.2 and incorporated into this report by reference.

     Item 8.01.  Other Events

     As previously reported on October 26, 2005, the Company announced an offering of common shares. A copy of the underwriting agreement relating to the offering dated October 25, 2005 is filed with this report as exhibit 99.1 and is incorporated herein by reference.

     Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Loan Agreement
10.2	Forward Sale Agreement
99.1	Underwriting Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd.
(Registrant)

Date:	October 31, 2005	By:	/S/ Amanda Sodergren

			Name:	Amanda Sodergren
			Title:	Director Group Legal